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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K
                                 _______________


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                  Date of Earliest Event Reported: July 7, 2003


                      TAURUS ENTERTAINMENT COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


            Colorado                  000-08835             87-0736215
  (State or other jurisdiction      (Commission           (IRS Employer
of incorporation or organization)   File Number)        Identification No.)


                       19901 Southwest Freeway, Suite 209
                             Sugar Land, Texas 77479
          (Address of principal executive offices, including zip code)

                                 (281) 207-5484
              (Registrant's telephone number, including area code)




                            505 North Belt, Suite 630
                              Houston, Texas 77060
                                 (281) 820-1181
                (Registrant's Previous address/telephone number)


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Item  4.  Changes  in  Registrant's  Certifying  Accountant

     Whitley Penn, formerly Jackson & Rhodes, P.C. ("Whitley Penn") audited the financial statements of the Company for the two years ended September 30, 2002, and were dismissed on July 7, 2003. The Company engaged Malone & Bailey, PLLC, CPA ("M&B") as its new independent accountant on July 7, 2003.

     There were no disagreements between the Company and Whitley Penn whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report. The Company has authorized M&B to respond fully to inquiries from Whitley Penn regarding the disclosure in this Form 8-K.

     The reports of Whitley Penn for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change principal accountants was recommended and approved by the Chief Executive Officer and Board of Directors and made at their request.

     During the Company's two most recent fiscal years, and since then, Whitley Penn has not advised the Company that any of the following exist or are applicable:

          (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

          (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

          (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     Prior to the engagement of M&B as independent accountants, the Company had not consulted M&B regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

     Whitley Penn has provided a letter addressed to the Securities and Exchange Commission pursuant to Regulation S-K Item 304 as to whether Whitley Penn agrees with the disclosure in this Form 8-K. This letter is attached hereto as Exhibit "A".

     The Company has provided the disclosure in this Form 8-K to M&B and has given M&B an opportunity to provide a letter addressed to the Securities and Exchange Commission.


                                    EXHIBITS

     16.1  *        Letter on change in certifying accountant

____________

*    Included herein.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               TAURUS ENTERTAINMENT COMPANIES, INC.

Date: July 9, 2003             By:  /s/  Alfred Oglesby
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                                      Alfred Oglesby, Director, President and
                                      Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit  No.     Description
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16.1             Letter on Change in Certifying Accountant


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